UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2006

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)

1225 Charleston Road
Mountain View, CA 94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On October 25, 2006, MIPS Technologies, Inc. issued a press release announcing its revenue for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.01 to this Current Report.

Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a Related Audit.

As previously announced, MIPS formed a special committee of independent members of its Board of Directors to review the Company's historical option grant practices and the Company's accounting for its option grants. Though the investigation by the special committee remains ongoing, the special committee has reached a determination that different measurement dates should have been used for computing compensation costs for certain stock options grants than those used in the preparation of the Company's historical financial statements. The special committee has not yet completed its investigation to allow for the final determination of the proper measurement dates, and, therefore, the Company has not determined the amount of additional compensation expenses that will be recorded. Nonetheless, the Company determined on October 25, 2006, that its historical financial statements included in reports that it has previously filed with the Securities and Exchange Commission will need to be restated. Consequently, such financial statements, and the Company's earnings releases reporting periodic operating results and financial condition for such periods should no longer be relied upon. The Company's Audit and Corporate Governance Committee has discussed the matters described in this paragraph with Ernst & Young, the Company's independent accountant.

The Company has not filed its Annual Report on Form 10-K for the year ended June 30, 2006, pending the completion of the special committee's investigation. The Company plans to file the Annual Report as soon as practicable after the investigation is completed. The Company voluntarily contacted the Securities and Exchange Commission staff ("SEC") to inform them about the ongoing review, and the SEC has recently requested that the Company provide them with certain information relating to the Company's stock option practices.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            99.01     Press Release, dated October 25, 2006, entitled “MIPS Technologies Reports First Quarter 2007 Revenue and Expected Restatement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2006

MIPS TECHNOLOGIES, INC.
(Registrant)

By: /s/ MERVIN S. KATO
Mervin S. Kato
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release, dated October 25, 2006, entitled "MIPS Technologies Reports First Quarter 2007 Revenue and Expected Restatement."